                               SECURITY AGREEMENT
                                 AMENDMENT NO. 4

    THIS SECURITY AGREEMENT AMENDMENT NO. 4, dated as of December 29, 1995, (the "Security Agreement Amendment No. 4") is by and between

    INTERNATIONAL RECTIFIER CORPORATION, a Delaware corporation with its principal place of business located in El Segundo, California (the "Debtor"); and

    NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, a North Carolina corporation with its principal place of business located in Charlotte, North Carolina (the "Secured Party").


                                    RECITALS

    A. The Debtor and Secured Party entered into a Security Agreement dated as of July 1, 1994, as amended (the "Security Agreement").

    B. The Debtor and Secured Party desire to amend certain provisions of the Security Agreement as more specifically set forth hereinafter.

    NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

    1. The last two sentences of Section 1.2 of the Security Agreement are amended to read in their entirety as follows:

         "No Term Loan shall exceed the Cost of Equipment securing such Term Loan and the aggregate Term Loans plus the outstanding Progress Payment Loans shall not exceed $40,000,000 (the "Total Commitment"), of which no more than $3,000,000 shall be computer equipment. No Term Loan Commencement Date shall occur after December 28, 1996 (the "Final Commencement Date")."

    2. Section 4.2(b) of the Security Agreement is amended to read as follows:

    "(b) FIXED RATE TERM LOANS. Amortization Payments on Term Loans with fixed interest rates shall be determined as follows:

         Debtor shall pay Secured Party successive quarterly payments in arrears from the Term Loan Commencement Date(s). The payments shall be fixed on each Term Loan Commencement Date based upon the interest rate determined by the sum of (i) the applicable generic U.S. Treasury yield as quoted by the Dow Jones/Telerate Inc. system at the opening of business in Charlotte, North Carolina five (5) Business Days prior to the Term Loan Commencement Date (the "Index") and (ii) the applicable margin as follows:

        Term Loan Term        Index                                Margin
        --------------        -----                                -------
        three (3) years       two (2) year U.S. Treasury            1.29%
        five (5) years        three (3) year U.S. Treasury          1.27%
        seven (7) years       four (4) year U.S. Treasury           1.27%

    3. Section 4.3 of the Security Agreement is amended to read in its entirety as follows:

    "4.3. NON-UTILIZATION FEE. Debtor agrees to pay Secured Party, on the Final Commencement Date, a non-utilization fee equal to twenty-five one hundredths of one percent (.25%) of the amount, if any, by which ninety percent (90%) of the unused balance of the Total Commitment as of the date hereof exceeds the Total Secured Party's Cost of Equipment subject to this Security Agreement on the Final Commencement Date."

    4. The first sentence of paragraph (c) of Section 4.6 is amended to read in its entirety as follows:

           "(c) INTEREST RATE OPTIONS. Floating Rate Loans made before December 22, 1995, shall bear interest at a rate per annum (computed on the basis of a month of thirty days over a year of 360 days) equal to the LIBOR Rate plus 1.15% for the three and five year loans and the LIBOR Rate plus 1.35% for seven year loans. Floating Rate Loans made on or after December 22, 1995, shall bear interest at a rate per annum (computed on the basis of a month of thirty days over a year of 360 days) equal to the LIBOR Rate plus 1.00% for three, five and seven year loans."

    5. The address of Secured party in Section 16 is hereby amended to be as follows:

                  NationsBanc Leasing Corporation of North Carolina NationsBank Plaza
                  101 South Tryon Street
                  NC1-002-38-20
                  Charlotte, North Carolina 28255

IN WITNESS WHEREOF, the parties hereto, as of the day and year above written, have caused this Security Agreement Amendment No. 4 to be executed in their respective corporate names by their duly authorized officials.

                                       DEBTOR:

                                       INTERNATIONAL RECTIFIER CORPORATION

                                       By: /s/ Michael P. McGee
                                           -----------------------------------

                                       Title: V.P. & CHIEF FINANCIAL OFFICER
                                              --------------------------------


                                       SECURED PARTY:

                                       NATIONSBANC LEASING CORPORATION OF
                                         NORTH CAROLINA

                                       By: /s/ M. Randall Ross
                                           -----------------------------------

                                       Title: SENIOR VICE PRESIDENT
                                              --------------------------------

                              SECURITY AGREEMENT
                               AMENDMENT NO. 5


      THIS SECURITY AGREEMENT AMENDMENT NO. 5, dated as of July 30, 1996, (the "Security Agreement Amendment No. 5") is by and between

      INTERNATIONAL RECTIFIER CORPORATION, a Delaware corporation with its principal place of business located in El Segundo, California (the "Debtor"); and

      NATIONSBANC LEASING CORPORATION OF NORTH CAROLINA, A North Carolina corporation with its principal place of business located in Charlotte, North Carolina (the "Secured Party").


                                    RECITALS
                                    --------

      A. The Debtor and Secured Party entered into a Security Agreement dated as of July 1, 1994, as amended (the "Security Agreement").

      B. The Debtor and Secured Party desire to amend certain provisions of the Security Agreement as more specifically set forth hereinafter.

      NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

      1. Section 4.2(b) of the Security Agreement is amended to read as follows:

      "(b) FIXED RATE TERM LOANS. Amortization Payments on Term Loans with fixed interest rates shall be determined as follows:

            Debtor shall pay Secured Party successive quarterly payments in arrears from the Term Loan Commencement Date(s). The payments shall be fixed on each Term Loan Commencement Date based upon the interest rate determined by the sum of (i) the applicable generic U.S. Treasury yield as quoted by the Dow Jones/Telerate Inc. system at the opening of business in Charlotte, North Carolina five (5) Business Days prior to the Term Loan Commencement Date (the "Index") and (ii) the applicable margin as follows:

            Term Loan Term             Index                            Margin
            --------------             -----                            ------
            three (3) years            two (2) year U.S. Treasury        1.24%
            five (5) years             three (3) year U.S. Treasury      1.22%
            seven (7) years            four (4) year U.S. Treasury       1.27%

      2. The first sentence of paragraph (c) of Section 4.6 is amended to read in its entirety as follows:

            "(c) INTEREST RATE OPTIONS. Floating Rate Loans made before December 22, 1995, shall bear interest at a rate per annum (computed on the basis of a month of thirty days over a year of 360 days) equal to the LIBOR Rate plus 1.15% for three and five year loans and the LIBOR Rate plus 1.35% for seven year loans. Floating Rate Loans made on or after December 22, 1995, shall bear interest at a rate per annum (computed on the basis of a month of thirty days over a year of 360 days) equal to the LIBOR Rate plus 0.95% for three and five year loans and the LIBOR Rate plus 1.00% for seven year loans."

IN WITNESS WHEREOF, the parties hereto, as of the day and year above written, have caused this Security Agreement No. 5 to be executed in their respective corporate names by their duly authorized officials.

                                       DEBTOR:

                                       INTERNATIONAL RECTIFIER CORPORATION

                                       By:           /s/ Alex Lidow
                                           ------------------------------------

                                       Title:             C.E.O.
                                              ---------------------------------


                                       SECURED PARTY:

                                       NATIONSBANC LEASING CORPORATION OF
                                           NORTH CAROLINA

                                       By:         /s/ M. Randall Ross
                                           ------------------------------------

                                       Title:     SENIOR VICE PRESIDENT
                                              ---------------------------------





















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